Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED MARCH 7, 2014

TO PROSPECTUS DATED DECEMBER 30, 2013

Appendix A has been updated to include the addition of the following:

Fund Name	Objective
JNF SSgA Retirement Income Portfolio	To provide total return by focusing on investments in income and yield-generating assets, while attempting to reduce portfolio volatility over a full market cycle.

The following Investment Portfolios are no longer offered and have been removed from Appendix A:

BCM Decathlon Aggressive

BCM Decathlon Conservative

BCM Decathlon Moderate

The Braver Tactical Core Bond Asset Allocation Model is no longer available and has been removed from the table on pages 15 and 19.

The following Asset Allocation Model has been added to the table on pages 15 and 19.

CMG High Yield Bond	1.50%

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-03-07-14